                                                                    EXHIBIT 10.6

STANDARD INDUSTRIAL LEASE AGREEMENT           Facility Address:
(Net Form)


                                              7110 Katy Road, Suite 200
                                              Houston, Texas 77024

  120,000   Sq. Ft.
------------

                                LEASE AGREEMENT

THIS LEASE AGREEMENT, ("Lease") made and entered into on this 14 day of April, 2000 by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY, on behalf of its Separate Account R hereinafter referred to as "Lessor", and HOMEGROCER.COM, INC., a Delaware Corporation hereinafter referred to as "Lessee";

                                  WITNESSETH:
1.   PREMISES AND TERM.

     A.  PREMISES. In consideration of the mutual obligations of Lessor and
         --------
Lessee set forth herein, Lessor leases to Lessee, and Lessee hereby leases from Lessor the Premises located at 7110 Katy Road, Suite 200, Houston, Harris County, Texas, more particularly described on EXHIBIT "A" ("Site Plan") and legally described in Paragraph 26A attached hereto and incorporated herein by reference, (the "Premises"), together with all rights, privileges, easements, appurtenances, rights of ingress and egress and amenities belonging to or in any way pertaining to the Premises, the building where the Premises are located (the "Building") and the project where the Building is located, to have and to hold, subject to the terms, covenants and conditions in this Lease.

     In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have exclusive rights to use the Lessee's parking area and any other vehicle parking or use areas designated on Exhibit A as exclusive to Lessee ("Lessee's Exclusive Parking Areas"), and Lessee shall have non-exclusive rights to use the other common areas of the Project except those parking areas and any other vehicle parking areas that are not designated as exclusive to Lessee and as otherwise provided herein. The Premises, the Building, the common areas (the "Common Areas"), the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project."

     B.  TERM.  The term of this Lease shall commence on the Commencement Date
         -----
hereinafter set forth and shall end on the last day of the month that is ONE HUNDRED TWENTY (120) months after the Commencement Date. The parties anticipate and intend that Lessor will deliver the Premises to Lessee on or before April 7, 2000 (the "Anticipated Delivery Date") in order to permit Lessee to commence its tenant improvement work. All terms and conditions of the Lease shall be in effect from the Anticipated Delivery Date. Unless mutually altered in writing by Lessee and Lessor, the Commencement Date shall be June 1, 2000.

     C. EXISTING BUILDING. Lessor represents and warrants that all electrical, mechanical, plumbing and other systems serving the Premises, the demising walls of the Premises and all structural and roof components of the Building will in good working order and good condition as of the Delivery Date. Lessor shall complete the construction of the interior center demising and the addition to Lessee's Exclusive Parking Area within thirty (30) and ninety (90) days, respectively, from the Anticipated Delivery Date of the Premises. If these items are not completed within this time, Lessor will make arrangements to provide comparable parking for Lessee within the Project and beginning on the Commencement Date one day of rent will be abated for each day the Lessor was late in completing the interior center demising wall or the addition to Lessee's Exclusive Parking Area. Subject to and conditioned upon Lessor's representation and warranty in the prior sentence, Lessee acknowledges that (i) it has inspected and accepts the Premises, (ii) the improvements comprising the same will be suitable for the purpose for which the Premises are leased after completion of Lessee's tenant improvements, (iii) the Premises are in good and satisfactory condition pre-existing environmental conditions, latent defects and structural components of the Building, Project, and the Premises excepted), and
(iv) the Premises shall be leased on an "as is" basis, and no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Lessor except those expressly set forth in this
Section 1, in Section 4 and in Paragraph 25B of this Lease. Upon request by Lessor, Lessee shall execute and deliver to Lessor a Letter Acknowledging Delivery of the Premises.

     D. GENERAL CONDITIONS. Lessee's and Lessor's obligations, privileges, covenants and agreements contained in this Lease shall be operative and effective regardless of whether the Premises are ever occupied by Lessee. If Lessee fails to occupy the Premises for any reason, except due to Lessor's negligence or willful

                                  1                     INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
misconduct to include, but not limited to Substances on or about the Project, after delivery of the Premises to Lessee, this Lease shall be deemed to have commenced automatically on the Commencement Date.


2. BASE RENT, SECURITY DEPOSIT AND OPERATING EXPENSES.

     A. Lessee agrees to pay to Lessor base rent ("Base Rent") for the Premises, in advance, without demand, deduction or set off, except at otherwise provided in paragraph 4E., at the rate of SEE BELOW per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2C below shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date; except that all payments due hereunder for any fractional calendar month shall be prorated.

     B. In addition, Lessee agrees to deposit with Lessor on the date hereof the sum of ONE HUNDRED FIFTY THOUSAND DOLLARS AND NO/100 Dollars ($150,000.00) (the "Security Deposit") which shall be held by Lessor, with interest at no less than three (3%) percent per annum, as security for the performance of Lessee's obligations under this Lease, it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon each occurrence of an event of default, Lessor may use all or part of the Security Deposit to pay past due rent or other payments due Lessor under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, and after written notice, Lessee shall pay Lessor the amount that will restore the Security Deposit to its pre-deduction amount. The Security Deposit shall be deemed the property of Lessor, but any remaining balance of such deposit shall be returned by Lessor to Lessee when Lessee's obligations under this Lease have been fulfilled.

     C. Lessee agrees to pay as additional rental its proportionate share (as defined in Paragraph 23B below) of operating expenses ("Operating Expenses") which are comprised of (i) Taxes (hereinafter defined) payable by Lessor pursuant to Paragraph 3A below, (ii) the cost of maintaining insurance covering the of which the Premises is a part, (iii) the cost of utilities payable pursuant to Paragraph 8 below, and the cost of any common area charges payable by Lessor in accordance with Paragraph 4 below and (iv) any other charges which Lessor is entitled to collect under the terms of this. During each month of the term of this Lease, on the same day that rent is due hereunder, Lessee shall escrow with Lessor an amount equal to 1/12 of the estimated annual cost of its proportionate share of such Operating Expenses (which estimated amount shall not exceed 105% of the actual Operating Expenses for the prior calendar year, unless a greater increase can be substantiated by Lessor with reasonable supporting documentation). Lessee authorizes Lessor to use the funds deposited with Lessor under this Paragraph 2C to pay such costs. The initial monthly escrow payments are based upon the estimated amounts and shall be increased or decreased annually to reflect the then current projected cost of all such Operating Expenses (which estimated amount shall not exceed 105% of the actual Operating Expenses for the prior calendar year, unless a greater increase can be substantiated by Lessor with reasonable supporting documentation). Lessor shall total all Operating Expenses annually, and reconcile Lessee's actual proportionate share of such expenses against Lessee's total escrow payments by May 1st of each year. If the Lessee's total escrow payments are less than Lessee's actual proportionate share of all such, Operating Expenses, Lessee shall pay the difference to Lessor within ten (10) days after demand. If the total escrow payments of Lessee are more than Lessee's actual proportionate share of all such, Operating Expenses, Lessor shall retain such excess and credit it against Lessee's future liabilities for Operating Expenses. Lessee shall be entitled to audit Lessor's Operating Expense accounts and Lessor shall cooperate with Lessee in regard to any such audit. If the audit reveals that Lessee has overpaid its proportionate share of Operating Expenses, such overpayment shall be reimbursed to Lessee promptly upon demand. If the results of such audit show that Operating Expenses have been overstated by two (2%) percent or more, the cost of such audit up to a maximum of $1,000.00 shall be reimbursed to Lessee by Lessor promptly upon demand. The amount of the monthly Base Rent and the initial monthly Operating Expenses escrow payments are as follows:


                Months:                                  01 - 60:           61 - 120:
(1) Base Rent as set forth in Paragraph 2A.             $42,000.00          $48,700.00
(2) Tax Escrow                                          $ 8,000.00          $ 8,000.00
(3) Insurance Escrow                                    $   356.00          $   356.00
(4) Common Area Escrow                                  $ 1,875.00          $ 1,875.00
(5) Management Fee                                      $ 1,567.00          $ 1,567.00
                                                        ----------          ----------

     Total Monthly Rental Payment                       $53,798.00          $60,498.00

                                 2                      INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------

3. TAXES

     A. Lessor agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, the Building and the Project and Lessee shall be liable for its proportionate share of the same. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Lessor shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Lessee agrees to pay its proportionate share of the cost of such consultant. Lessee acknowledges and agrees that, except as provided in Paragraph 3B. below, Lessor shall have no obligation to protest or appeal the valuation of the Building or to provide notice to Lessee of any such protest or appeal or any appraisal or reappraisal of such building.

     B. In any year which Lessor does not protest the real property tax assessment levied against the real property, Lessee may choose to protest the assessment in Lessor's name with Lessor's prior written approval which shall not be unreasonably withheld or delayed. If Lessor grants permission to Lessee to protest the assessment, Lessor shall fully cooperate with Lessee's efforts provided Lessee pays all costs and expenses necessary to conduct such protest. In the event Lessor protests such assessment and a reduction in the taxes for the Property results, Lessee shall be entitled to its pro rata share of the benefit of such reassessment, either as a credit against the next payments of Rent and Additional Rent due under this Lease or as a refund if this Lease has expired. If Lessee protests the assessment and the taxes for the Property are reduced as a result of such protest, Lessee shall each be entitled to its pro rata share of the benefit of such reassessment. Lessee shall also be entitled to reimbursement of its expenses in conducting such protest, (not to exceed the reasonable protest fees that Lessor would have paid if Lessee had protested such assessment) such reimbursement to be in the form of a credit against Rent and Additional Rent.

     C. Lessee shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Lessor or Lessor's property and (i) Lessor pays the same or (ii) the assessed value of Lessor's property is increased by inclusion of such personal property and fixtures and Lessor pays the increased taxes, then, upon demand Lessee shall pay to Lessor such taxes.

4. LESSOR'S REPAIRS AND MAINTENANCE.

     A. Lessor, shall maintain the roof, structural steel, center demising wall, the foundation and the structural soundness of the exterior walls of the Building in good repair, reasonable wear and tear accepted, and Lessee shall be liable for its proportionate share of the cost of routine maintenance or repair provided, however, Lessee shall promptly upon demand, reimburse Lessor for any damage to the same caused by Lessee's act, neglect, fault or omission. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special storefronts or office entries. Lessee shall immediately give Lessor written notice of defect or need for repairs, after which Lessor shall have reasonable opportunity to repair the same or cure such defect. Lessor's obligation to maintain the aforementioned items shall be limited solely to the cost of such repairs or maintenance or the curing of any defect in the same.

     B. Lessor shall perform the paving maintenance, common area and landscape replacement and maintenance, exterior painting, common electrical connections, common water and sewage line plumbing, (for Lessee's use and enjoyment of the Premises,) and any other common maintenance items and Lessee shall be liable for its proportionate share of the cost and expense of such repair, replacement, and maintenance, excepting costs relating to Substances not introduced to the Premises by Lessee or it's agents. Lessor reserves the right to perform any obligations that are otherwise Lessee's obligations in Paragraph 5, only after written notice and appropriate cure period, in which event Lessee shall reimburse upon receipt of invoice with reasonable detail, Lessor for the entirety of the reasonable costs of such performance.

     C. Lessor reserves the right to alter or modify the Building and the Common Areas associated therewith, when such alterations or modifications are required by governmental laws, codes, ordinances, regulations, or any other applicable authorities, including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA"), provided Lessor shall not materially interfere with Lessee's use and enjoyment of the Premises. In such event, Lessee shall be liable for its proportionate share of such cost. If such modification is a capital modification for the general benefit of the, Project, and is required regardless of Lessee's particular use of the Premises, then the cost shall be an operating expense allocated over the useful life of the modification. If such modification is predicated by the use of another lessee in the Project or is principally for the benefit of another lessee in the Project, the Lessee shall not be liable for any portion of these costs. Notwithstanding the foregoing, if such modification is predicated by Lessee's particular use of the Premises or is principally for the

                                 3                      INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
benefit of Lessee (and not other lessees of the Building) the cost shall be borne entirely by Lessee and Lessee shall reimburse Lessor for same promptly upon demand.

     D. Lessee agrees to pay its proportionate share of the cost of (i) maintenance and/or landscaping of any property that is a part of the Building and/or the Project, (ii) property management fee (not to exceed market property management fees), staff salary and benefits allocated to the Building and/or the Project and (iii) operating and maintaining any property, facilities or services, including, but not limited to, the cost of the monitoring, repair and maintenance of water systems or sewer plants, and security systems and service, if any, provided for the common use or benefit of Lessee and other lessees of the Project or Building.

     All such expenses of Lessor for maintaining and operating the Building and/or the Project, including, but not limited to, the items set forth in Paragraphs 4A, 4B, 4C, and 4D, shall be included as additional rental under the provisions of Paragraph 2C. Lessor agrees that Operating Costs do not and shall not include any capital costs for roof, foundation, building structural, provisioning of utilities or parking lot replacement, restoration or other work occasioned by fire, windstorm or other casualty to the extent of net insurance proceeds received by Lessor with respect thereto, income and franchise taxes of Lessor, expenses incurred in leasing to or procuring of lessees, leasing commissions, advertising expenses, expenses for the renovating of space for new lessees, interest or principal payments on any mortgage or other indebtedness of Lessor, or depreciation allowance or expense. In addition, Operating Expenses shall not include the following:

     (1) Attorneys' fees, costs and disbursements and other expenses incurred in connection with leasing, renovating or improving space for Lessees or prospective Lessees of the Project;

     (2) Costs (including permit, license and inspection fees) incurred in improving or decorating, painting or redecorating space for Lessees or vacant space;

     (3) Lessor's costs of any services sold to Lessees for which Lessor is entitled to be reimbursed by such Lessees as an additional charge or rental over and above the base rental, utility costs and maintenance costs payable under the lease with such Lessee or other occupant;

     (4)  Any amortization on the Project except as expressly permitted herein;

     (5) Costs incurred due to violation by Lessor of any of the terms and conditions of this Lease or any other lease relating to the Project;

     (6) All items and services for which Lessee pays third persons or which Lessor provides selectively to one or more Lessees or occupants of the Project (other than Lessee) without reimbursement;

     (7)  Promotional expenditures;

     (8)  Repairs or other work paid for through condemnation proceeds;

     (9) Repairs resulting from any defect in the original design or construction of the Building that are is covered under a warranty or which are the result of a breach of contract or which are a breach of guaranty;

     (10) Any capital expenditures (except as otherwise provided herein);

     (11) Any ground lease, mortgage or debt service payment.

     E. In the event that Lessor fails to cure any breach of its obligations to maintain and repair or fails to cure any breach or any other obligation under this Lease within thirty (30) days after receipt of Lessee's notice of default, or if having commenced said cure, Lessor does not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and may invoice Lessor for the cost of such cure. Lessor after receiving such invoice and proper supporting documentation shall reimburse Lessee for such reasonable costs within thirty (30) days. If Lessor has not paid such invoice in this thirty (30) day period, Lessee shall send a second notice regarding the payment of this invoice to Lessor. If Lessor has not paid this invoice within sixty (60) days after receiving said second notice, Lessee shall have the right to offset the cost of cure from rent until Lessee's reasonable damages caused by such breach are recovered. If Lessee's reasonable damages exceed the remaining financial obligations of Lessee under this Lease, Lessor shall reimburse any remaining balances to Lessee upon the expiration or early termination of this Lease. Prior to seeking such offset or reimbursement, Lessee shall document the damages and supply said documentation to Lessor.

                                 4                      INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------

5. LESSEE'S REPAIRS AND MAINTENANCE.

     A.  In regard to the Premises, Lessee, at its own cost and expense, shall
(i) maintain all parts of the Premises (except for those items for which Lessor is responsible under Paragraph 4) in good condition, reasonable wear and tear excepted (ii) promptly make all necessary repairs and replacements, including, but not limited to, windows, glass and plate glass, exterior doors, any special office entry, interior walls and finish work, interior doors and floor covering, utility connections located within or serving only the Premises, downspouts, gutters, heating and air conditioning systems serving only the Premises, light bulbs and ballasts, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, dedicated sewer lines, and any damage due to vandalism or malicious mischief (iii) keep Lessee's Exclusive Parking Areas in a clean and sanitary condition, and (iv) repair all wind damage to glass except with respect to tornado or hurricane damage, notwithstanding the foregoing, if any damage to the Premises is caused by the act, neglect, fault or omission of other lessee's in the Project, then Lessee shall promptly notify Lessor of such damage. Lessor shall then diligently proceed and pursue to completion the repair of such damage and recover the cost of these repairs from the applicable lessee's.

     B. Lessee and its employees, agents, customers, invitees, and/or licensees shall have the right to use Lessee's Exclusive Parking Areas, as designated on Exhibit A, subject to such reasonable rules and regulations as Lessor may from time to time prescribe after written notice so long as the new rules and regulations do not unreasonably interfere with Lessee's use or occupancy of the Premises, and subject to rights of ingress and egress of other lessees. Lessee shall control for Lessee's exclusive use Lessee's Exclusive Parking Areas (including the entire truck apron and parking area on the north side of the Building) for the purpose of car and truck storage and parking. Lessee shall have the right to secure the car and truck parking area with fencing and/or security cameras. All of Lessee's truck parking and employee parking shall be within Lessee's Exclusive Parking Areas and shall be free of charge for the initial Lease term and all Lease term extensions and renewals. Lessor shall not be responsible for enforcing Lessee's parking rights against any third parties. Lessee shall undertake reasonable measures, at its own cost and expense, to keep its employees, agents, customers, invitees, and/or licensees from parking outside of Lessee's Exclusive Parking Area on any streets running through or contiguous to the Building or Project or any other areas as designated by Lessor. Lessee hereby consents to the removal of any vehicle in violation of the foregoing designated areas of parking as established by Lessor.

     C. Lessee, at its own cost and expense, shall perform regularly scheduled preventive maintenance by Lessee's employee or by maintenance contractor approved by Lessor (which approval will not be unreasonably withheld or delayed) for servicing all hot water, heating and air conditioning systems and equipment located within the Premises. The maintenance or service contract must include all generally acceptable services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective and a copy thereof delivered to Lessor within thirty (30) days of the date Lessee takes possession of the Premises.

     D. Lessee agrees that no washing of any type (other than reasonable restroom or kitchen washing or food preparation) will take place in the Premises provided that truck washing may occur in Lessee's Exclusive Parking Areas. Lessee shall be fully responsible for all repairs, clean up and any other consequences of cleaning its trucks in the Exclusive Parking Area, including, but not limited to, storm sewers, truck apron concrete, subgrade, joints, and stains.

     E. Lessor hereby grants to Lessee all rights of access, ingress and egress at the points shown on Exhibit A in, to, from and over any and all streets, ways or alleys adjoining, abutting or adjacent to the Project and the Building, together with the right to use, in common with other occupants of the Project, any and all of the Common Areas pertaining to the Project with the exception of any parking areas that are not designated for Lessee's exclusive use.

     F. Lessee's Exclusive Parking Areas shall not be disturbed without Lessee's consent which consent may be withheld in Lessee's sole discretion. In the event that unauthorized persons, including tenants or invitees of tenants occupying the Building, utilize said parking areas for parking or other purposes to an extent which shall be objectionable to Lessee, Lessor shall, upon written request from Lessee, immediately take whatever reasonable action as shall be necessary to prevent said unauthorized utilization. Lessor shall not use or permit the use of the Common Areas for any purpose other than the parking and passage of vehicles and the movement of pedestrian traffic, lighting, landscaping, directional and traffic controls signals, and Lessor will not, except as shown on Exhibit A, construct, locate or allow construction or location of any fence, barricade, structure, buildings, or other obstruction which would interfere with the intended uses thereof, of the free flow of traffic to, or access from, the Common Areas.

     G. During the Lease term, Lessor shall provide and maintain paved driveways to the Premises in order to provide convenient ingress and egress from the delivery or service entrances to adjacent public streets and highways for the purpose of receiving and delivering merchandise and otherwise servicing the Premises, as

                                 5                      INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
shown on Exhibit A. Said driveways shall be of sufficient width so as to permit the passage, unloading, and the turning around of trailer trucks and other commercial vehicles. Said driveways shall not be removed or changed without written authorization of Lessee.

     H. In making any permitted or required replacement, change, restoration, alteration, improvement, enlargement or repair of or to the Premises, Lessor and Lessee and their contractors and suppliers may use the portion of the common area adjacent to Lessee's Premises for the parking of trucks and delivery vehicles, storage of materials, temporary structures and other matters incidental to such work, provided that no such use shall unreasonably interfere with the operation of the business of any Lessee. In making any permitted or required replacement, change, restoration, alteration, improvement or repair of or to any portion of the project other than the Premises, Lessor, or any of Lessor's tenants and their contractors and suppliers may use such portions of the common areas as will not materially block the access to the Premises, for the parking of trucks and delivery vehicles, storage of materials and other matters incidental to such work, provided that no such use shall unreasonably interfere with the operation of the business of Lessee or any sublessee or licensee of Lessee.

     I. Throughout the Lease term, no entrance, exit, approach or means of entrance, exit or approach to and from the Premises or the Project shall be unreasonably interfered with or disturbed by Lessor or anyone claiming by, through or under Lessor. Lessee, its customers, sublessees, licensees, employees and invitees, shall have vehicular and pedestrian ingress and egress at all times between each of the entrances and exits of the Project and a public street or highway, except for reasonable periods during which repairs, maintenance or other work are being performed by utility companies or municipal authorities or repairs for maintenance are being performed by Lessor.

     J. Any and all security of any kind for Lessee, Lessee's agents, employees or invitees, the Premises, or any personal property thereon (including, without limitation, any personal property of any sublessee) shall be the sole responsibility and obligation of Lessee, and shall be provided by Lessee at Lessee's sole cost and expense. Lessee acknowledges and agrees that Lessor shall have no obligation or liability whatsoever with respect to the same except due to Lessor's negligence or willful misconduct. Lessee shall indemnify and hold Lessor harmless from and against any and all loss, cost, damage or other liability arising directly or indirectly from security measures or the absence thereof with respect to the Premises and the building or the project of which the Premises are a part. Lessee may, at Lessee's sole cost and expense, install alarm systems in the Premises provided such installation complies with the provisions of Paragraph 6 hereof. Removal of such alarm systems shall be Lessee's sole responsibility and, at Lessee's sole cost and expense, shall be completed prior to lease termination and all affected areas of the Premises shall be repaired and/or restored in a good and workmanlike manner to the condition that existed prior to such installation. Notwithstanding the foregoing, Lessor may elect in Lessor's sole discretion to contract for common security services, to whatever extent Lessor may deem appropriate, for the building or the project of which the Premises are a part, provided, however Lessee acknowledges and agrees that Lessor shall in no event be obligated to provide any such services and the provision of such services shall not alter or modify Lessee's indemnification of Lessor or the obligation of Lessee to provide its own security as set forth herein. The cost of any security services contracted for by Lessor which are provided for all tenants at the Project, including Lessee, shall be treated as an operating expense pursuant to Paragraph 2C hereof.

6. ALTERATIONS. Lessee, at any time during the Lease, shall have the option to make any alterations, additions, partitions or other improvements to the Premises or installing fixtures on the Premises, as required to operate Lessee's business at its own cost and expense with no base rent, additional rent, or supervisory fee due under the Lease for such space or modifications, provided such improvements are not structural in nature. Such alterations, additions, partitions, other improvements, and fixtures shall require the prior written consent of Lessor, which consent will not be unreasonably withheld, conditioned or delayed, provided that alterations, additions, partitions, or other improvements that cost less than fifty thousand dollars ($50,000.00) in any calendar year and do not affect the building's structural integrity or mechanical systems will not require Lessor's prior written approval. Lessee, at its own cost and expense, may erect shelves and bins as it desires without Lessor's consent as well as alterations, additions, partitions, or other improvements and fixtures which have been specifically consented to in writing by Lessor (except as otherwise provided above), provided that (a) such items are consistent with Lessee's permitted use of the Premises, (b) such items do not overload or cause material damage to the same, (c) such items may be removed without injury to the Premises, and (d) the construction, erection or installation thereof complies with all applicable governmental laws, codes, ordinances, regulations, or any other applicable authorities, including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA"), and with Lessor's reasonable details, specifications and other requirements. Any reasonable architectural, engineering, construction management, permits, inspections, or other cost or fee required to assure compliance with the conditions set forth in this Paragraph 6 shall be paid by Lessee promptly upon demand. All alterations, additions, partitions, or other improvements and fixtures erected or installed by Lessee shall be and remain the property of Lessor during the term of this Lease.; provided that Lessor shall have the option, exercisable in Lessor's sole discretion, to require Lessee either (i) upon request made prior to the construction of such alterations, additions, partitions, or other improvements (excluding Lessee's personal

                                 6                      INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
property) remove at the termination of this Lease, at Lessee's sole cost and expense, all or part of any alterations, additions, partitions, or other improvements and fixtures, at which time Lessee shall promptly restore the Premises to its original condition, or (ii) to keep in place the same in which case such alterations, additions, improvements, fixtures, and partitions shall remain the property of Lessor. All shelves, bins, and trade fixtures and personal property installed by Lessee shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Lessee shall restore the Premises to their original condition, reasonable wear and tear excepted. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part. Lessee, at its sole cost and expense, may, from time to time, install antennas and/or satellite dishes, refrigeration, heating, ventilation or air conditioning equipment on the roof of the Premises subject to applicable codes and Lessor's prior written consent, which will not be unreasonably withheld, conditioned or delayed. Such installations must not adversely affect the structural integrity of the building and must comply with Lessor's reasonable standard construction and engineering specifications. There shall be no additional rent charged for such use of the roof. Upon removal of such antennas and/or satellite dishes, refrigeration, heating, ventilation and air conditioning equipment, Lessee shall restore the roof to its original condition, subject to normal wear and tear.

     7. SIGNS. Lessee shall have the right to its pro-rata share of exterior signage on the Premises subject to applicable codes and Lessor's prior written approval, which shall not be unreasonably withheld, conditioned, or delayed. All signage installed by Lessee on the Premises shall be done at the sole cost and expense of Lessee, but may be included as a portion of the anticipated Lessee Improvements. Lessee shall repair, paint, and/or replace the building facial surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Lessee shall not (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Lessor's prior written consent not to be unreasonably withheld, conditioned or delayed. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform at Lessee's expense with all applicable governmental laws, ordinances, regulations, or other requirements.

     8. UTILITIES. For Lessee's intended use and occupancy, Lessor agrees to provide water, sewer, electricity, and telephone service connections to the Premises upon the commencement date hereof, which connections, outside of the Premises shall be maintained by Lessor and connections inside of the Premises shall be maintained by Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, and any maintenance or inspection charges for Lessee's utilities. Lessor shall cause any of said services to be separately metered to Lessee. Lessee shall pay its pro rata share, as reasonably determined by Lessor, of all charges for jointly metered utilities. Lessor shall not be liable for any interruption or failure of utility service on the Premises, provided Lessor's negligence or willful misconduct do not cause such interruption or failure.

9. INSURANCE.

     A. Lessor shall be obligated to maintain industry standard liability and casualty insurance covering the buildings situated on the Premises or of which the Premises are a part, except for those items the repair and maintenance of which are Lessee's responsibility under Paragraph 5, in an amount not less than one hundred percent (100%) of the "replacement cost" thereof insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism, and Malicious Mischief.

     B. Lessee, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of One Million Dollars ($1,000,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Lessee, at its own expense, also shall maintain during the term of this Lease, fire and extended coverage insurance covering (i) the replacement cost of all alterations, additions, partitions and improvements installed or placed on the Premises by Lessee or by Lessor on behalf of Lessee and (ii) the replacement cost of all of Lessee's personal property contained within the Premises and (iii) business interruption of Lessee. Said policies shall (i) name Lessor as an additional insured (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Lessor), (ii) be issued by an insurance company which is reasonably acceptable to Lessor, (iii) provide that said insurance shall not be canceled unless thirty
(30) days prior written notice shall have been given to Lessor, and (iv) provide primary coverage to Lessor when any policy issued to Lessor provides duplicate or similar coverage, and in such circumstance Lessor's coverage under Lessor's policy shall be deemed excess over and above the coverage provided by Lessee's policy. Said policy or policies or certificates thereof shall be delivered to Lessor by Lessee upon commencement of the term of the Lease and upon each renewal of said insurance.

                                 7                      INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------

     C. Lessee will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk or premium (unless Lessee pays the amount of such increase), or (iii) cause the disallowance of any sprinkler credits. If any increase in the cost of any insurance on the Premises or the building of which the Premises are a part is caused by Lessee's use of the Premises, or because Lessee vacates the Premises, then Lessee shall promptly pay the amount of such increase to Lessor upon demand.

     D. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building or buildings of which the Premises are a part, or personal property (building contents) within the building(s) and/or Premises covered or required to be covered by the insurance to be provided under this Lease, EVEN IF SUCH LOSS OR DAMAGE IS CAUSED BY THE FAULT, NEGLIGENCE OR OTHER TORTIOUS CONDUCT, ACTS OR OMISSIONS OF THE RELEASED PARTY OR THE RELEASED PARTY'S AGENTS, DIRECTORS, OFFICERS, EMPLOYEES OR INVITEES. Said mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Without in any way limiting the foregoing waivers and to the extent permitted by applicable law, the parties hereto each, on behalf of their respective insurance companies insuring the property of either Lessor or Lessee against any such loss, waive any right of subrogation that Lessor or Lessee or their respective insurance companies based upon an assignment from its insured. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company which has issued to its policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary to prevent the invalidation of said insurance coverage by reason of said waivers, to have the insurance policies properly endorsed.

10. FIRE AND CASUALTY DAMAGE.

     A. If the Premises or the Building should be damaged or destroyed by fire or other peril, Lessee immediately shall give written notice to Lessor. If the building situated upon the Premises or of which the Premises are a part should be damaged or destroyed by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, and in Lessor's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, Lessee may elect to terminate this Lease and the Base Rent and additional rental shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     B. If the Building should be damaged by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, and in Lessor's estimation, rebuilding or repairs can be substantially completed within one hundred eighty
(180) days after the date of such damage, this Lease shall not terminate, and Lessor shall restore the Premises to substantially its previous condition, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in or about the Premises for the benefit of, or by, or for, Lessee. If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Lessee, as Lessee's exclusive remedy, may terminate this Lease by delivering written notice of termination to Lessor in which event the rights and obligations hereunder shall cease and terminate. For purposes of this Paragraph 10B, if Lessee reasonably determines that the Premises are not suitable for Lessee's intended use in whole or in part following such damage, the Base Rent and additional rental payable hereunder during the period in which Lessee reasonably determines that the Premises are not usable shall be reduced (i) according to the square footage of the unusable area contained in the Premises, as reasonably determined by Lessee, or (ii) to such extent as may be fair and reasonable under the circumstances, as reasonably determined by Lessee.

     C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     11. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Lessee has released, Lessor shall indemnify Lessee, hold Lessee harmless and defend Lessee against any and all claims or liability for any injury or damage to any person in, on or about the Premises, the Building or the Project or any part thereof when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessor, its agents, servants, contractors, invitees, tenants, or employees. Notwithstanding the foregoing or anything to the contrary in this Lease, Lessee hereby agrees that in no event shall Lessor be liable for any incidental or consequential damages whatsoever resulting from such

                                 8                      INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
claim or liability, including, without limitation, any damages as a result of any interruption of Lessee's business or any loss of income therefrom. Except for any claims, rights of recovery and causes of action that Lessor has released, Lessee shall indemnify Lessor, hold Lessor harmless from and defend Lessor against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises are a part, including without limitation elevators, stairways, passageways or hallways, the use of which Lessee may have in accordance with this Lease, when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessee, its agents, servants, employees, or invitees, contractors, subtenants, (ii) arising from the conduct of management of any work done by the Lessee in or about the Premises when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessee, its agents, servants, employees, or invitees, contractors, subtenants, (iii) arising from transactions of the Lessee when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessee, its agents, servants, employees, or invitees, contractors, subtenants, and (iv) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessee, its agents, servants, employees, or invitees, contractors, subtenants. The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     12. USE. The Premises shall be used only for the purpose of general office use, receiving, storing, servicing, shipping, product preparation, grocery store services (other than on-site retail) and selling (other than by on-site retail) products, materials, alcoholic beverages and merchandise made and/or distributed by Lessee and for such other lawful purposes as may be incidental thereto. Outside storage, (excluding storage of trucks and other vehicles and the washing thereof) at any time is prohibited without Lessor's prior written consent. Lessee shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use (including, but not limited to, a Certificate of Occupancy), in regard to Lessee's tenant improvements, if required), shall at all times maintain the Premises in a clean, healthful and safe condition and comply with all governmental laws, codes, ordinances, regulations or any other applicable authorities with regard to the use, condition or occupancy of the Premises including, without limitation, the ADA. Lessee shall be responsible, at Lessee's sole cost and expense, for the correction, prevention, and abatement of nuisances in or upon, or connected with, the Premises to the extent caused by Lessee. Lessee shall not permit any unreasonably objectionable or unpleasant odors, smoke, dust, gas, noise, vibrations, or pest infestations to emanate from the Premises, nor take any other action that would constitute an unreasonable nuisance or would unreasonably disturb, unreasonably interfere with, or endanger Lessor or any other lessees of the building or project of which the Premises are a part, excepting pre-existing conditions and Substances. Lessee's use of the Premises shall at all times comply with the insurance provisions in Paragraph 9C hereof. Lessee agrees that the point pressure resulting from Lessee's racking system, inventory, forklifts and equipment pertaining to Lessee's use of the Premises shall not exceed allowable design floor loading for floor slabs on grade (provided Lessor shall inform Lessee in writing of the allowable design floor loading). Lessee shall hold harmless Lessor from any loss, liability, and expenses, both real and alleged, arising out of any damage or repair caused by Lessee's negligence or failure to comply with this paragraph.

     13. INSPECTION. Lessor and Lessor's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, after first giving Lessee 24 hours prior written notice, except in cases of emergency when no such notice is required, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. Lessor shall not unreasonably interfere with Lessee's use and enjoyment of the Premises when Lessor exercises its right of entry under this Section 13. During the period that is six (6) months prior to the end of the term hereof and at any time Lessee is in monetary default, Lessor and Lessor's representatives may enter the Premises during business hours for the purpose of showing the Premises. Lessee shall neither prevent, prohibit, nor in any way impair such showing of the Premises. In addition, during the last six months of any term, including exercised extensions, Lessor shall have the right to erect a suitable sign on or near the Premises stating the Premises are available. Lessee shall notify Lessor in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Lessor for a joint inspection of the Premises prior to vacating.

14. ASSIGNMENT AND SUBLETTING.

     A. Lessee, shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment, subletting, transfer or encumbrance by Lessee in violation of the terms and covenants of this Paragraph shall be void. Notwithstanding the foregoing, Lessee shall have the right to assign this Lease to any affiliate (as such term is defined in the Securities Act of 1933) provided that such assignment is in form satisfactory to Lessor and that such affiliate agrees to and performs all obligations of Lessee under this lease. Any assignee, sublessee or transferee of Lessee's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Lessee's obligations hereunder,

                                 9                      INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
shall assume liability to Lessor for all amounts paid to persons other than Lessor by such Transferees in contravention of this Paragraph. No assignment, subletting, or other transfer, whether consented to by Lessor or not, or permitted hereunder, shall relieve Lessee of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Lessor, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Lessee and apply such rent against any sums due Lessor hereunder. No such collection shall be construed to constitute a novation or a release of Lessee from the further performance of Lessee's obligations hereunder. Notwithstanding the foregoing, without Lessor's consent, Lessee may assign its leasehold interest to: (a) a parent, subsidiary, sibling or affiliate corporation, controlling, controlled by or under common control with, Lessee; (b) a successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization or government action; (c) a reincorporation that strictly involves changing the state in which Lessee is incorporated; or (d) a purchaser of substantially all of Lessee's assets located in the Property. In addition, the restrictions on Transfer (as defined above) do not apply to the sale or other transfer of Lessee's capital stock including: (i) any transfer in connection with the merger, consolidation or non-bankruptcy reorganization; (ii) any transaction related to a public sale or private placement; (iii) any transfer of any sale of stock amongst existing shareholders; or (iv) an activity in any company stock option programs.

     B. If this Lease is assigned to any person or entity pursuant to the provision of the Bankruptcy Code, 11 U.S.C. (S) 101 et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

     C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Lessor an instrument confirming such assumption.

     15. CONDEMNATION. If the Premises, Project, or Exclusive Parking Area, or any portion thereof should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and imminent taking, and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Lessee, Lessee shall have the right to terminate this lease and the Base Rent and additional rental shall be abated during the unexpired portion of this Lease, effective on the date of such taking. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Lessor and Lessee hereby assigns any interest in any such award to Lessor; provided, however, Lessor shall have no interest in any award made to Lessee for loss of business or goodwill or for Lessee's costs of relocation, for the taking of Lessee's fixtures and improvements.

     16. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Lessee immediately shall deliver possession to Lessor with all repairs and maintenance required herein to be performed by Lessee completed. If, for any reason, Lessee retains possession of the Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Lessor or Lessee at any time upon not less than twenty (20) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Lessee shall pay Lessor from time to time, upon demand, as rental for the period of such possession, an amount equal to one hundred fifty percent (150%) of the Base Rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Lessee, whether with or without consent of Lessor shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this
Section 16 shall not be construed as consent for Lessee to retain possession of the Premises in the absence of written consent thereto by Lessor.

     17. QUIET ENJOYMENT. Lessor covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Lessor represents that it has the authority to enter into this Lease and that so long as there is not an uncured event of default, Lessee shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Lessor, subject to the terms and provisions of this Lease.

                                 10                     INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------

18. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Lessee under this Lease:

     A. Lessee shall fail to pay any installment of Base Rent or any additional rental herein reserved when due, or any other payment or reimbursement to Lessor required herein when due, and such failure shall continue for a period of five days after receipt of written notice from Lessor stating that the payment was not received.

     B. Lessee shall (i) become insolvent; (iii) admit in writing its inability to pay its debts: (iii) make a general assignment for the benefit of creditors;
(iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

     C. Any case, proceeding or other action against the Lessee shall be commenced seeking (i) to have an order for relief entered against it as a debtor or to adjudicate it as bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors
(iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or (b) shall remain undismissed for a period of forty-five (45) days.

     D. Lessee shall fail to discharge or bond against any lien placed upon the Premises in violation of Paragraph 21 hereof within thirty (30) days after any such lien or encumbrance is filed against the Premises.

     E. Lessee shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 18), and shall not cure, or start to cure, such failure within twenty (20) business days after written notice thereof to Lessee.

19. REMEDIES

     A. Upon each occurrence of an event of default, that Lessee fails to cure within cure period, Lessor after written notice, shall have the option to pursue any one or more of the following remedies without any notice or demand:

       (1) Terminate this Lease; and/or
       (2) Enter upon and take possession of the Premises with or without terminating this Lease; and/or
       (3) Alter all locks and other security devices at the Premises with or without terminating this Lease, and pursue, at Lessor's option, one or more remedies pursuant to this Lease, and in any such event Lessee immediately shall surrender the Premises to Lessor, and if Lessee fails so to do, Lessor, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof.

     B. If Lessor terminates this Lease, at Lessor's option, Lessee shall be liable for and shall pay to Lessor, the sum of all rental and other payments owed to Lessor hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to the present value (using the current "prime" interest rate of Chase Bank, or should such financial institution no longer exist, a comparable financial institution) of(1) the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less
(2) the then fair market rental of the Premises for such period.

     C. If Lessor repossesses the Premises without terminating the Lease, Lessee, at Lessor's option, shall be liable for and shall pay Lessor on demand all rental and other payments owed to Lessor hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Lessee to Lessor until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Lessor through reletting of the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Lessee to Lessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term.

     D. Upon an event of default, in addition to any sum provided to be paid herein, Lessee also shall be liable for and shall pay to Lessor (i) brokers' fees incurred by Lessor in connection with reletting the whole or any part of the Premises; which fees shall be prorated based on the remaining term of this Lease as of the date of reletting compared to the term of the replacement lease;
(ii) the costs of removing and storing Lessee's or other occupant's property;
(iii) the costs of repairing, or otherwise putting the Premises into as good condition as that in which it was originally delivered to Lessee reasonable wear and tear excepted); and (iv) all reasonable

                                 11                     INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
expenses incurred by Lessor in enforcing or defending Lessor's rights and/or remedies. If either party hereto institutes any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

     E. In the event Lessee fails to make any payment due hereunder when payment is due and the period to cure has expired, to help defray the additional cost to Lessor for collecting and/or processing such late payments, Lessee shall pay to Lessor on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such late charge within ten (10) days after demand therefore shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Lessor's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Lessor's remedies in any manner.

     F. Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Lessor, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. Lessee and Lessor further agree that forbearance by Lessor to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Lessor's right to enforce one or more of its rights in connection with any subsequent default.

     G. If Lessor fails to perform any of its obligations hereunder within thirty (30) days after written notice from Lessee specifying such failure, Lessee's exclusive remedies shall be the remedies set forth in Paragraph 4E and/or an action for damages, specific enforcement or injunctive relief. Unless and until Lessor fails to so cure any default after such notice within the allowable cure period, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Lessor only during the period of its possession of the Premises and not thereafter. The term "Lessor" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Lessor shall not have any personal liability hereunder. In the event of any breach or default by Lessor in any term or provision of this Lease, Lessee agrees to look solely to the equity or interest then owned by Lessor in the Project and the security deposits, operating income, other assets, and insurance coverage related to the Project; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Lessor.

     H. If Lessor repossesses the Premises pursuant to the authority herein granted, then Lessor shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Lessee at all times prior to any foreclosure thereon by Lessor or repossession thereof by any lessor thereof or third party having a lien thereon. Lessor also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Lessor a copy of any instrument represented by Claimant to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity or legality of said instrument. The rights of Lessor herein stated shall be in addition to any and all other rights that Lessor has or may hereafter have at law or in equity; and Lessee stipulates and agrees that the rights herein granted Lessor are commercially reasonable.

     I. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent.

     J. This is a contract under which applicable law excuses Lessor from accepting performance from (or rendering performance to) any person or entity other than Lessee.

     K. Notwithstanding anything herein to the contrary, Lessor agrees to undertake commercially reasonable efforts to mitigate its damages resulting from any default or breach by Lessee.

     20. MORTGAGES. Lessee accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Lessee's interest in this Lease superior to any such instrument, then by notice to Lessee from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Lessee, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.

                                 12                     INITIALS
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                                                        Lessor:
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                                                        Lessee:   KHS
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Lessor shall use commercially reasonable efforts to obtain a commercially reasonable non-disturbance agreement from any future mortgage holder on terms reasonably acceptable to Lessee. In addition, Lessee shall not be required to execute any instrument which materially increases Lessee's obligations or decreases Lessee's rights under this Lease.

     21. MECHANIC'S LIENS. Lessee has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Lessor or Lessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Lessee, including those who may furnish materials or perform labor for any construction or repairs. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises by or at the direction of Lessee and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Lessor in the Premises or under the terms of this Lease arising out of such work. Lessee agrees to give Lessor immediate written notice of the placing of any lien or encumbrance against the Premises.


22.  HAZARDOUS MATERIALS.

     A. The term "Substances," as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use, storage, handling, disposal, transportation or removal of which is regulated, restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of health or the environment and shall specifically include, but not be limited to, any "hazardous substance" as that term is defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and any amendments or successors in function thereto.

     B. Lessee hereby agrees that (i) no activity will be conducted on the Premises that will produce any Substance, except for such activities that are part of the ordinary course for Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been reasonably approved in advance in writing by Lessor (which approval shall not be unreasonably withheld, conditioned, or delayed); Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency;
(ii) the Premises will not be used in any manner for the storage of any Substances except for the temporary storage of such materials (the "Permitted Materials") that are used in the ordinary course of Lessee's business (all products that are typically sold in a retail food or drug store and all related products used to prepare such products for sale) provided such substances are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor (which approval Lessor may grant or withhold in its sole discretion); Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Lessee will not install any underground or aboveground tank of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time, may constitute a public or private nuisance; (vi) Lessee will not permit any Substances (excepting all products that are typically sold in a retail food or drug store and all related products used to prepare such products for sale, ("Permitted Materials")) to be brought onto the Premises, except in accordance with the terms and conditions hereof, and if so brought or found located thereon, the same shall be immediately removed, and properly disposed, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws; and (vii) Lessee shall in all regards comply with Environmental Laws including, without limitation, meeting any necessary financial responsibility requirements. Prior to any Substance being brought upon or into the Premises by Lessee, excepting (vi) above, whether Lessor's written permission is required or not, Lessee will provide to Lessor any applicable material safety data sheets regarding said Substance as well as a written description of the amount of such Substance to be brought upon or into the Premises and the common and recognized chemical name of such Substance. Lessee shall bear responsibility for insuring that all record keeping, reporting and remediation responsibilities of Lessee under Environmental Laws are met and Lessee assumes all such responsibility and liability for such legal compliance. Lessor shall bear responsibility for insuring that all record keeping, reporting and remediation responsibilities of Lessor under Environmental Laws are met and Lessor assumes all such responsibility and liability for such legal compliance.

     C. After giving at lease twenty-four (24) hours prior written notice (except in the case of an emergency in which case no prior notice is required), Lessor or Lessor's representative shall have the right, but not the obligation, to enter the Premises for, among other purposes, the purposes of inspecting the storage, use and disposal of any Substances and to review Lessee's compliance with all Environmental Laws. Should it be determined, in Lessor's sole commercially reasonable opinion, that any Substances are being improperly stored, used, or disposed of by Lessee, then Lessee shall after receipt of written notice, immediately take such corrective action as required by applicable Environmental Laws. Lessee will provide Lessor written notification

                                 13                     INITIALS
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                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
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of the release or disposal of any Substance by Lessee either within the Premises or outside of Lessee's Premises and will also provide Lessor written notice of any pending or threatened litigation concerning the breach or purported breach of any Environmental Laws by Lessee.

     D. If at any time during or after the term of the Lease, the Premises is found to be contaminated by Substances, arising from or as a result of Lessee's negligence (whether in whole or in part) or any Substances by Lessee or any of Lessee's agents, employees, assigns or sublessee ("Lessee's Contamination"), Lessee shall diligently institute proper and thorough cleanup procedures to remediate Lessee's Contamination in accordance with Environmental Laws at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages, fines, reimbursement, restitution, response costs, cleanup costs, and obligations (including investigative responses and attorney's fees) of any nature to the extent incurred for the remediation of Lessee's Contamination. The foregoing indemnification and the responsibilities of Lessee shall apply to Lessee regardless of whether they arise from any Permitted Activity, Substances or Permitted Materials (as may be listed below), and shall survive the termination or expiration of this Lease. Lessor shall be under no obligation to expend any sums or to seek reimbursement to enforce the indemnification obligations of Lessee hereunder.

     Permitted materials: All products that are typically sold in a retail food or drug store and all related products used to prepare such products for sale.

     E. Lessee acknowledges and agrees that it shall not be unreasonable for Lessor to withhold its consent to any proposed assignment, subletting, or transfer of Lessee's interest in this Lease if (i) the anticipated use of the Premises by the proposed assignee, sublessee, or transferee (collectively, a "Transferee") involves the generation, storage, use, treatment, or disposal of Substances excepting Permitted Materials; (ii) the proposed Transferee has been required by any prior lessor, lender, or governmental authority to make remedial action in connection with Substances contaminating a property, if the contamination resulted from such Transferee's actions or use of the property in question; or (iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Substance, excepting Permitted Materials.

     F. Lessor shall advise Lessee of the existence any toxic materials or hazardous conditions which exist in or about the Premises, Building, Project and Common Areas or other parts of the Project site and are in violation of local, state, or federal environmental regulations. It shall be the sole responsibility of Lessor if required by any local, state, or federal government entities to remove any such toxic materials and to indemnify and hold Lessee harmless from any future action, loss, damage or expense (including attorneys fees) which may occur as a result of the presence of such materials. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation and other expenses (including attorneys fees), which existed as a result of hazardous substances on the Project site prior to the Commencement Date or which are caused by the act or negligent omission of Lessor, its contractors, invitees, agents or employees after the Commencement Date. Lessor's obligations, as and when required by the applicable environmental law requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this lease. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of hazardous substances on the Premises or the Project site prior to the Commencement Date. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the premises, upon twenty-four (24) hours prior written notice, at reasonable times determined by Lessee, in order to carry out Lessor's investigative and remedial responsibilities.

     Lessee and Lessor acknowledge that the Project is on a site that was entered into the Voluntary Clean-up Program promulgated by the Texas Natural Resource and Conservation Commission and has received a Certificate of Completion for such clean-up (a copy of such Certificate has been provided to Lessee by Lessor).


23.  MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     B. For the purposes of this Lease, Lessor and Lessee agree the area of the Premises shall be deemed to be the square footage shown on page 1 of this Lease. Lessee's "proportionate share", as used in this Lease, shall

                                 14                     INITIALS
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                                                        Lessor:
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                                                        Lessee:   KHS
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mean a fraction, the numerator of which is the area contained in the Premises as shown on page 1 of this Lease and the denominator of which is the area contained in the Building (for Operating Expenses affecting only the building) or contained in all buildings located within the Project (for Operating Expenses affecting the Project) (each such area being measured in square feet). Such areas shall be calculated according to the roof dimensions of the particular areas.

     C. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of' such party to enter into this Lease.

     D. Lessor and Lessee shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God or labor disputes. Lessee shall not be held responsible for delays in the performance of its non-monetary obligations hereunder when caused by material shortages, acts of God or labor disputes.

     E. Lessee agrees, from time to time, within ten (10) days after request of Lessor, to deliver to Lessor, or Lessor's designee, a Certificate of Confirming Lessee's Occupancy and an estoppel certificate stating (if true) that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Lessor. It is understood and agreed that Lessee's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Lessor's execution of this Lease.


     F. This Lease constitutes the entire understanding and agreement of the Lessor and Lessee with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Lessor and Lessee with respect thereto. Lessor and Lessee each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Lessor or Lessee, or anyone acting on behalf of Lessor or Lessee, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Lessee and Lessor hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all insurance and indemnity obligations, and all of Lessee's payment obligations with respect to Base Rent and additional rental and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Lessee vacating the Premises, Lessee shall restore the Premises to good condition and repair, reasonable wear and tear excluded. Prior to Lessee vacating the Premises, Lessee shall make all repairs as specified in Paragraph 5 hereof, including but not limited to any repairs necessary so that the heating and air conditioning systems exclusively serving the Premises are in good working order (reasonable wear and tear excepted). Upon expiration or earlier termination hereof, the Premises shall be delivered to Lessor in broom clean condition. If any and all repairs or restoration required of Lessee hereunder are not completed by the expiration or earlier termination hereof, Lessor may cause the same to be completed and the costs shall be paid by Lessee promptly upon demand (including a five (5%) percent service charge for arranging for and coordinating such work).

     Lessee shall also, prior to vacating the Premises, pay to Lessor the amount, as estimated by Lessor, of Lessee's obligation hereunder for all operating expenses including, without limitation, taxes, insurance premiums and common area charges for the year in which the Lease expires or terminates, prorated for that portion of the year during which this Lease was in force. All such amounts shall be used and held by Lessor for payment of such obligations of Lessee hereunder, with Lessee being liable for any additional costs therefor upon demand by Lessor, or with any excess to be returned to Lessee after all such obligations have been determined and satisfied as the case may be. In lieu of waiting until the close of the calendar year in order to determine any excess additional rentals for operating expenses as set forth in Paragraph 2C, Lessor has the option to charge Lessee for Lessee's proportionate share of the additional rentals based upon the previous year's operating expenses plus five percent (5%). Any security deposit held by Lessor may, at Lessor's option, be credited against the amount payable by Lessee under this Paragraph 24G or otherwise handled in accordance with Paragraph 2B hereof.

     H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part

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                                                        Lessor:
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                                                        Lessee:   KHS
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of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     J. Lessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than Trammell Crow Houston, Ltd. (whose fee Lessor shall pay) and Lessee agrees to indemnify and hold Lessor harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having been retained by Lessee with regard to this leasing transaction.

     K. If and when included within the term "Lessor", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Lessor. If and when included within the term "Lessee", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among; themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Lessee. All parties included within the terms "Lessor" and "Lessee", respectively, shall be bound by notices given in accordance with the provisions of Paragraph 25 hereof to the same effect as if each had received such notice.

     L. The building of which the Premises are a part was completed in 1999 and manufacturers' and installers' warranties still exist on certain building components. Certain of the items installed as part of the Lessee improvement work for Lessee shall be under a manufacturer's and installer's warranty, which shall be used for the benefit of Lessee. Additionally, the building of which the Premises are a part is currently in compliance with all local, state, and federal environmental regulations including but not limited to all regulations regarding Substances. Further, there are no deed restrictions on the building that will conflict with Lessee's intended use. Other than the representations and warranties described in this paragraph or elsewhere in this Lease. Lessor and Lessee expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness for a particular purpose or any other kind arising out of this Lease Agreement and that all express or implied warranties in connection therewith are expressly disclaimed.

     M. This Lease Agreement shall be construed under the laws of the State of Texas, and Federal laws as applicable.

     N. Time is of the essence; and all due dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided.

     O. Because the Premises are on the open market and are presently being shown, this Lease shall be treated as an offer subject to non-acceptance by Lessor, and shall not be valid or binding unless and until accepted by Lessor in writing and a fully executed copy delivered to both parties hereto. Notwithstanding the foregoing, Lessee agrees to tender to Lessor an initial sum with executed originals of this Lease Agreement. Lessor shall for a period of fifteen (15) days after receipt of such executed Lease and tendered sum have the ability but not the obligation to review and return an executed original of the Lease Agreement to Lessee. If Lessor shall notify Lessee of its acceptance or return an executed original Lease Agreement to the Lessee during, or after the expiration of, such time period, then this Lease Agreement shall be binding upon both parties. Upon such occasion, Lessor may retain such sums so deposited by Lessee and apply such sums to amounts due and owing under the terms of the Lease Agreement. Lessee agrees that its offer to lease the Premises will be irrevocably left open during the time period necessary for Lessor to consider the offer.

     24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Lessor to Lessee or with reference to the sending, mailing or delivering of any notice or the making of any payment by Lessee to Lessor shall be deemed to be complied with when and if the following steps are taken:

     (a) All rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to Lessor at the address for Lessor set forth below or at such other address as Lessor may specify from time to time by written notice delivered in accordance herewith. Lessee's obligation to pay rent and any other amounts to Lessor under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Lessor. In addition to Base Rent due hereunder, all sums of money and all payments due Lessor hereunder shall be deemed to be additional rental owed to Lessor.

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     (b) All payments required to be made by Lessor to Lessee hereunder shall be payable to Lessee at the address set forth below, or at such other address within the continental United States as Lessee may specify from time to time by written notice delivered in accordance herewith.

     (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have therefore specified by written notice delivered in accordance herewith.

25.  ADDITIONAL PROVISIONS.

A. Legal Description. For the purposes of this Lease, the rentable square footage of the Premises shall be deemed to be approximately 120,000 square feet of office and warehouse space located in a building deemed to be approximately 192,000 square feet on 869,964 square feet of land out of the John Reinerman Survey, A-642, Harris County, Texas, being all of that 15 acre tract of land as recorded in Volume 1392, Page 507 of the Harris County Deed Records, and being all of that 4.9976 acre tract of land as recorded under Harris County Clerk's File No. C-279243 of the Harris County Real Property Records.

B. Lessee Improvement. Lessee has inspected and agrees to accept the Premises on an "As Is" basis except as otherwise provided in this Lease.

1. Lessor shall provide Lessee with a tenant improvement allowance of $420,000.00 (the "Allowance") to complete improvements to the Premises. This Allowance is to be used specifically for improvements to the Premises and no other purpose. This Allowance will be used to fund all Lessee improvement costs which will include, but are not limited to, labor costs, material costs, general contractor's overhead fees, sales taxes, and permitting fees, not to include any costs associated with pre-existing environmental conditions. The cost of the center demising wall and the Lessor's construction management fees shall not be deducted from the Allowance, but shall be the sole responsibility of the Lessor. All improvements to the Premises are required to meet all applicable codes and regulations, as well
   as Lessor's standard construction specifications and details.   Any space
   plans and construction drawings prepared by or for Lessee shall require the written approval from Lessor prior to commencement of construction; such approval shall not be unreasonably withheld, conditioned or delayed. Initial Lessee improvements are listed on Exhibit and Lessor conceptually consents to all such improvements subject to review of plans. Any improvement costs or expenses in excess of $420,000.00 shall be the sole responsibility of Lessee.

2. Within ten (10) days of the execution of this Lease by both Lessee and Lessor, Lessor shall provide Lessee with an architectural and engineering allowance of $23,000.00 to be used solely for completing the architectural, mechanical, engineering, electrical, and plumbing drawings for the Premises. All architectural and engineering drawing costs in excess of $23,000.00 related to the construction of the Improvements shall be the sole responsibility of Lessee.

3. The northeast section of the water detention area that runs along the east side of the Project shall be converted by Lessor to additional surface parking of no less quality than currently exists on the Premises. This additional surface parking will be of sufficient size to provide parking, ingress, and egress in accordance with all applicable codes for fifty (50) automobiles. Lessor shall be solely responsible for all costs to convert this section of the water detention area to additional surface parking. This work shall be completed within ninety (90) days after the Anticipated Delivery Date. If Lessee desires to convert a portion or all of this additional surface parking area provided by Lessor to accommodate trucks and delivery vehicles the cost of such conversion shall be the sole responsibility of Lessee.

4. Upon occupancy of the Premises by Lessee, Lessor shall provide an additional cash allowance to Lessee of $217,680.00 (4.0% of the Base Monthly Rent for the first ten (10) years of the lease term) in lieu of Lessor paying any commission to any outside broker acting on behalf of Lessee.

All improvements will be done in accordance with Lessor's standard construction specifications and any additional improvements must be approved by Lessor.

C. HVAC Maintenance/Service Contract Requirements. The service contract must become effective within thirty (30) days of the date of occupancy of the facility and must be performed on at least a quarterly basis. Lessee shall include the following items in its maintenance contract:

  1.  Adjust belt tension;
  2.  Lubricate all moving parts, as necessary;
  3.  Inspect and adjust all temperature and safety controls;
  4.  Check refrigeration system for leaks and operation;

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  5.  Check refrigeration system for moisture;
  6.  Inspect compressor oil level and crank heaters;
  7.  Inspect air filters and replace when necessary;
  8.  Check space conditions;
  9.  Check condensate drains and drain pans and clean, if necessary;
  10. Inspect and adjust all valves;
  11. Check and adjust dampers;
  12. Run machine through complete cycle.

D. Cancellation Option.  So long as Lessee is not in default hereunder and in consideration of Lessee fulfilling all other terms, conditions, covenants, and obligations of this Lease, Lessee shall have a one-time right to terminate this Lease at the end of the sixtieth (60th) month of the lease term ("Early Termination Date") by paying Lessor a Early Termination Penalty of $650,000.00. To exercise this early termination option, Lessee must inform Lessor in writing not less than one hundred and eighty (180) days in advance of the Early Termination Date and Lessee's payment of the Early Termination penalty must accompany the notice of early termination. The Early Termination Date shall be treated as if it were the original termination date on the Lease, and Lessee shall fully and diligently comply with all provisions and terms of the Lease governing and applicable to the surrender and the delivery to Lessor by Lessee of the entire Premises, including without limitation, (i), the repair and restoration by Lessee of the Premises, (ii) the timely payment of all sums by Lessee arising or accruing prior to the Early Termination Date, (iii) the removal by Lessee of any and all liens on the Premises attributable to an act or
omission of Lessee.   In the event Lessee fails to comply with these provisions
or is in default subsequent to the notice of early termination, this option shall be considered null and void, and the Lease shall remain in full force and effect for the entire one hundred and twenty (120) month term. If no notice of early termination is received by Lessor in accordance with the above terms, the Lease shall remain in full force and effect for the entire one hundred twenty
(120) month term.

E.   Renewal Option.

     1. While this lease is in full force and effect, provided that Lessee is not in default of any of the terms, covenants and conditions thereof, at the time Lessee exercises such option, Lessee shall have the right or option to extend the original term of this lease for two (2) further terms of sixty (60) months each. Such extension of the original term shall be on the same terms, covenants or conditions as provided for in the original term except that the base rental during the extended term shall be at the fair market rental (the "Fair Market Base Rental") then in effect on equivalent properties, of equivalent size and condition, in equivalent areas with the length of the lease, the length of the renewal term, the credit standing of the Lessee to be taken into account, cost savings of Lessor for not having to pay leasing commission to outside brokers, tenant allowances, the method for payment of taxes and expenses or increases in tax. However, in no event shall the base rent for an extended term be below the base rent in the primary term of the Lease. Notice of Lessee's intention to exercise the option must be given to Lessor in writing not less than twelve (12) months prior to the expiration of the original term of this Lease or twelve (12) months prior to the expiration of the first extended term.

     2. Upon written notice of Lessee's intent to exercise an extension term option, Lessor shall within twenty (20) days provide Lessee, with written notice, the amount in which Lessor contends to be the Fair Market Base Rental. Within twenty (20) days after receipt of Lessor's written notice of the Fair Market Base Rental, Lessee shall give Lessor written notice ("Lessee's Response"), either (a) irrevocably exercising Lessee's extension option and accepting the statement of Fair Market Base Rental set forth in Lessor's notice, or (b) rejecting the Fair Market Base Rental set forth in Lessor's notice and specifying the amount lessee contends to be the Fair Market Base Rental. If Lessee rejects the Fair Market Base Rental specified by Lessor, then Lessor and Lessee shall endeavor to negotiate a mutually acceptable resolution to their dispute concerning the Fair Market Base Rental. If they are unable to agree within thirty (30) days after receipt by Lessee's Response, of the rejection of Lessor's Fair Market Base Rental, and a mutually acceptable resolution of the Fair Market Base Rental is not reached, then Lessee shall either (i) revoke its intent to exercise the extension period, or (ii) provide Lessor with written notice to arbitrate the Fair Market Base Rental. If Lessee elects to arbitrate the Fair Market Base Rental, the term of the Lease shall be extended for the extended term, and the final determination of the Fair Market Base Rental shall be binding on both Lessor and Lessee. Upon Lessee's written notice, Lessor and Lessee shall, within ten (10) days, each separately designate a licensed real estate appraiser who is reasonably active in regard to the valuation of Houston, Texas, warehouse properties in the area where the Project is located to participate in determination of the Fair Market Base Rental. If either Lessor or Lessee fails timely to designate an appraiser as provided above, then the determination of Fair Market Base Rental shall be made solely by the appraiser timely designated by the other party and such determination shall be binding on Lessor and Lessee. Within sixty-five (65) days after receipt by Lessor of Lessee's notice (or at such other time as Lessor and Lessee may mutually agree), each party shall state in writing the amount the party contends to be the Fair Market Base Rental, including whatever support for such contention the party wishes to have considered by the appraisers. The appraisers shall arrange for simultaneous exchange of such written contentions and for presentation of such additional evidence, rebuttals, or other matters as the parties may wish to present and the

                                 18                     INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------
appraisers may elect to hear or otherwise receive. After presentation of such additional evidence and argument as the appraisers may elect to receive, if any, each party may submit a modified statement of contended Fair Market Base Rental. If the appraisers do not agree upon the actual Fair Market Base Rental, and the two statements of Fair Market Base Rental are within ten percent (10%) of one another, then the two statements of Fair Market Base Rental shall be averaged and such amount shall be binding on Lessor and Lessee as the Fair Market Base Rental. If the determinations of the two appraisers are greater than ten percent (10%) from one another, then the two appraisers shall be instructed to appoint, within ten (10) days thereafter, a third appraiser who has significant experience and is then active appraising warehouse space in the area. If the two appraisers designated by Lessor and Lessee cannot agree on the appointment of a third appraiser within the time period provided, either Lessor or Lessee may seek the appointment of a third appraiser by the presiding judge for the County Court where the Project is located. The third appraiser shall then determine which of the two final contended Fair Market Base Rental amounts submitted by the parties is closest to the actual Fair Market Base Rental, and such determination shall be binding on Lessor and Lessee as the Fair Market Base Rental.

     3. All reasonable fees and expenses of the appraisers shall be paid as follows: Lessor shall advance the fees and expenses of the appraiser designated by Lessor; Lessee shall advance the fees and expenses of the appraiser designated by Lessee; and Lessor and Lessee shall each advance one half of any fees and expenses of the third appraiser. The attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid and borne by the party engaging such counsel or calling such witness, as the case may be.

     4. Payments Pending Determination. If the Fair Market Base Rental for any Renewal Period has not been determined at such time as Lessee is obligated to pay Base Rent for such Renewal Period, Lessee shall pay as Base Rent pending such determination the Base Rent in effect for such space immediately prior to the Renewal Period; provided, that upon the determination of the applicable Fair Market Base Rental, any shortage of Base Rent paid shall be paid to Lessor by Lessee.

F.   Additional Parking.

     Lessor agrees to assist Lessee in procuring the additional parking adjacent to the west side of the property from Weingarten Realty Management Company should Lessee deem such parking is necessary for its operations. Any future lease agreement for this additional parking between Lessee and Weingarten Realty Management Company would exclude Lessor as a party to the Lease for such additional parking. This Lease between Lessor and Lessee is in no way contingent upon the terms, status, extension, or execution of any parking agreement with Weingarten. Lessee shall have the right to install a curb cut and driveway to provide access from the Building to this additional parking. This curb cut and driveway shall be constructed and maintained at the sole cost of Lessee. Lessee shall be required to replace this curb cut and remove this driveway upon Lease termination and restore the affected parking areas, driveways, and truck court to their original condition, subject to normal wear and tear.

G.   Electrical Service.

     Lessee shall have the right to use the standard tenant improvement allowance to upgrade the Premises with 4000 A @ 480 volt, 3 phase electrical service. Lessee shall have the right to equip each truck parking space and dock with a 208V, 3 phase, 60 Hz @ 30 Amp power connection for refrigeration equipment.

                                 19                     INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------

H.   Loading Docks.

     Lessor, at its sole cost and expense, shall provide thirty (30) dock-high loading doors and three (3) walk up pedestrian doors. Lessee shall have the right to use the standard tenant improvements allowance or any additional tenant improvement allowance to modify the height of the overhead doors, install mechanical levelers, raise the truck apron grade, or any other modifications required to meet Lessee's operational requirements.

I.   Non-Compete Provision.

     Subject and subordinate to the restrictions of any existing commitments to other lessees at the Project, Lessor agrees that it shall not lease space at the Project to any Internet grocery service entity.



EXECUTED BY LESSOR, this 14th day of April, 2000.


Attest/Witness                      Connecticut General Life Insurance Company,
                                    On behalf of its Separate Account R

                                    By:  CIGNA Investments, Inc.

  Donna [ILLEGIBLE SIGNATURE]       By: /s/ JOHN G. EISELO
------------------------------         -------------------------------------

Title: Administrative Assistant     title:  Managing Director
      ------------------------            ----------------------------------

                                    ADDRESS:
                                    1360 Post Oak Boulevard, Suite 1800
                                    -----------------------------------
                                    Houston, Texas 77056
                                    -----------------------------------

                                    -----------------------------------
                                    "Lessor"


EXECUTED BY LESSEE, this        day of          , 2000.

Attest/Witness                      HomeGrocer.com, Inc.
 [ILLEGIBLE SIGNATURE]              By:  /s/ Kristin H. Stred
------------------------------         --------------------------------

Title: [ILLEGIBLE TITLE]            Title:  Senior Vice President and General
                                            Counsel
      ------------------------            -----------------------------
                                    ADDRESS:
                                    Attn:  Vice President, Operations
                                    -----------------------------------
                                    10230 Northeast Points Drive
                                    -----------------------------------
                                    Kirkland, WA 98033
                                    -----------------------------------

                                    And to:
                                    -------

                                    HomeGrocer.com, Inc.
                                    -----------------------------------
                                    Attn: General Counsel
                                    -----------------------------------
                                    10203 N.E. Points Drive
                                    -----------------------------------
                                    Kirkland, WA 98033
                                    -----------------------------------
                                    "Lessee"



                                 20                     INITIALS
                                                        --------
                                                        Lessor:
                                                               ---------
                                                        Lessee:   KHS
                                                               ---------

                       Lessee's Exclusive Parking Areas





                                 [LAYOUT PLAN]






HOMEGROCER.COM                                               SCHEMATIC SITE PLAN
--------------------------------------------------------------------------------
HOUSTON, TEXAS                                                    MARCH 29, 2000

                                  EXHIBIT "B"

Site: Katy Road, Houston Texas

                        ANTICIPATED TENANT IMPROVEMENTS
--------------------------------------------------------------------------------

Summary


Tenant shall have the right, but not the obligation, as allowed and provided under the terms and conditions of this Lease, to install, construct, modify, relocate or remove, as reasonably necessary, anticipated Tenant Improvement to include but not limited to the following:

     1. Tenant shall have the ability to equip and provide each of the delivery truck parking spaces with 280 V, 3 phase, 60 Hz @30 Amp power connection for refrigeration equipment (to include delivery truck loading docks and adjacent parking truck parking spaces).

     2. Construction of up to approximately 10,000 square feet of office space and related improvements, which may include the modification or demolition of existing offices (if any). Exact location of office space to be determined.

     3.   Removal of non-structural, non-load bearing walls or partitions.

     4. Cutting and reinforcement of entrances in interior or exterior walls or partitions.

     5. Construction, removal or modification of loading docks which may include dock canopies, dock levelers, heaters and dock lighting as necessary.

     6. Modification or changing grade paving within the proximity of Tenant's shipping and dock areas.

     7. Modification of landscaping, as permitted, to accommodate Tenant's business needs.

     8. Modification to the concrete flooring slab and sewer system, which may include cutting, for the required installation of under slab drains for freezers, coolers, product preparation areas and restrooms.

     9. Construction, removal or modification of Building and or Premises systems to include electrical, lighting, HVAC, sprinkler, security and fire-life safety for Tenant's intended business use.

                                  EXHIBIT "B"

     10. Construction, installation or modification of freezer slab(s) on, below or above existing slab.

     11.  Construction, installation or modification of refrigeration room(s).

     12.  Construction, installation or modification of conveyer system(s).

     13. Construction, installation or modification of warehouse racking system(s).

     14. Construction, installation or modification of power generator system(s).

     15. Construction, installation or modification of trash area to include trash compactor system(s).

     16. Construction, installation or modification to and on the roof area to install (i) antennas and satellite dishes and associated equipment,
          (ii) refrigeration unit(s) and associated equipment, and (iii) heating ventilation and air conditioning unit(s) and associated equipment,
          (iv) conveyor, racking and associated equipment.

     17. Construction, installation or modification of electrical, data, telephone, fiber, lighting, HVAC, sprinkler, fire detection, potable water and sanitary sewer systems of the Building and or the Premises.

     18. Re-stripe and reseal Tenant parking areas and construction, installation or modification to parking area lighting and security system(s).

     19.  Re-surface and sealing of slab or floors.

     20.  Painting or decorating of interior or exterior of the Premises.

     21.  Construction, installation or modification of Tenant's signage.

     22. Any USDA required construction, installation or modification to the Building or Premises as necessary.

     23. Installation of security measures including site lighting, fencing, gates and electronic monitoring systems in and around the truck court.


                                  Page 2 of 2